MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2003-HC2

Payment Number	22
Beginning Date of Collection Period	01-Jul-05
End Date of Collection Period	31-Jul-05
Payment Date	22-Aug-05
Previous Payment Date	20-Jul-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	22,579,810.94
Available Payment Amount	22,405,496.12
Principal Collections	19,210,004.65
Interest Collections (net of servicing fee)	3,195,491.47
Net of Principal Recoveries	3,067,411.50
Principal Recoveries	128,079.97
Servicing Fee	186,330.82
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	22,579,810.94
Interest Paid to Notes and Components	989,520.74
Principal Paid to Notes and Components	20,070,650.64
Transferor - pursuant to 5.01 (a) (xiv)	1,333,308.74
Servicing Fee	186,330.82

Group 1 Pool Balance
Beginning Pool Balance	447,193,973.96
Principal Collections (including repurchases)	19,210,004.65
Additional Principal Reduction Amount	860,645.99
Ending Pool Balance	427,123,323.32

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.73%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.97%
Net Yield	6.77%
Realized Losses	732,566.02
Cumulative Realized Losses	10,388,494.28
Cumulative Loss Percentage	0.88%
Delinquent Loans
One Payment Principal Balance of loans	27,335,096.22
One Payment Number of loans	253
Two Payments Principal Balance of loans	7,158,238.37
Two Payments Number of loans	67
Three+ Payments Principal Balance of loans	35,879,646.20
Three+ Payments Number of loans	364

Two+ Payments Delinquency Percentage	10.08%
Two+ Payments Rolling Average	9.48%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	4,345
Number of loans outstanding end of period	4,174
Number of REO as of the end of the Collection Period	99
Principal Balance of REO as of the end of the Collection Period	7,624,233.18

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	1,333,308.74
Principal Payment Amount	19,210,004.65
Principal Collections	19,210,004.65
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	4,512,496.72
Available Payment Amount	4,472,644.42
Principal Collections	3,817,241.63
Interest Collections (net of servicing fee)	655,402.79
Net of Principal Recoveries	650,200.46
Principal Recoveries	5,202.33
Servicing Fee	39,852.30
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	4,512,496.72
Interest Paid to Notes and Components	197,355.33
Principal Paid to Notes and Components	3,899,956.49
Transferor - pursuant to 5.01 (a) (xiv)	375,332.60
Servicing Fee	39,852.30

Group 2 Pool Balance
Beginning Pool Balance	95,645,523.71
Principal Collections (including repurchases)	3,817,241.63
Additional Principal Reduction Amount	82,714.86
Ending Pool Balance	91,745,567.22

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.66%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.97%
Net Yield	7.69%
Realized Losses	77,512.53
Cumulative Realized Losses	2,181,724.18
Cumulative Loss Percentage	0.76%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	4,789,928.63
One Payment - Number of mortgage loans	49
Two Payments - Principal Balance of mortgage loans	1,437,767.69
Two Payments - Number of mortgage loans	11
Three+ Payments - Principal Balance of mortgage loans	9,721,413.98
Three+ Payments - Number of mortgage loans	86

Two+ Payments Delinquency Percentage	12.16%
Two+ Payments Rolling Average	11.03%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	864
Number of loans outstanding end of period	836
Number of REO as of the end of the Collection Period	22
Principal Balance of REO as of the end of the Collection Period	2,099,523.55

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	375,332.60
Principal Payment Amount	3,817,241.63
Principal Collections	3,817,241.63
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	3.43000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	3.72000%
Class A-1 Note Rate	3.72000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	4.03000%
Class M-1 Component Rate	4.03000%
Group 1 Available Funds Cap	8.00258%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	3.76000%
Class A-2 Note Rate	3.76000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	4.03000%
Class M-2 Component Rate	4.03000%
Group 2 Available Funds Cap	8.23213%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	19.809103
2. Principal Payment per $1,000	18.894505
3. Interest Payment per $1,000	0.914598

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	3.72000%
2. Days in Accrual Period	33
3. Class A-1 Interest Due	755,634.13
4. Class A-1 Interest Paid	755,634.13
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00
7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	221,593,586.63
2. Class A-1 Principal Due	15,610,508.16
3. Class A-1 Principal Paid	15,610,508.16
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	205,983,078.47

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.2682104
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.2493159
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4822567

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	15.922174
2. Principal Payment per $1,000	15.166725
3. Interest Payment per $1,000	0.755449

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	3.76000%
2. Days in Accrual Period	33

3. Class A-2 Interest Due	151,087.62
4. Class A-2 Interest Paid	151,087.62
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	43,835,866.73
2. Class A-2 Principal Due	3,033,299.49
3. Class A-2 Principal Paid	3,033,299.49
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	40,802,567.24
7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.2191826
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.2040159
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.4447361

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	19.885319
2. Principal Payment per $1,000	18.894505
3. Interest Payment per $1,000	0.990814

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	4.03000%
2. Days in Accrual Period	33

3. Class M-1 Interest Due	233,886.61
4. Class M-1 Interest Paid	233,886.61
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	63,312,415.03
2. Class M-1 Principal Due	4,460,142.48
3. Class M-1 Principal Paid	4,460,142.48
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	58,852,272.55

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.2682104
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.2493159
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1377875

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	15.976422
2. Principal Payment per $1,000	15.166725
3. Interest Payment per $1,000	0.809697

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	4.03000%
2. Days in Accrual Period	33

3. Class M-2 Interest Due	46,267.71
4. Class M-2 Interest Paid	46,267.71
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	12,524,533.34
2. Class M-2 Principal Due	866,657.00
3. Class M-2 Principal Paid	866,657.00
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	11,657,876.34

7. Class M-2 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.2191826
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.2040159
8. EOP Class M-2 Component Principal Amount as a % of the EOP Pool Balance	0.1270675

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to
Household Finance Corporation ("HSBC Finance"), as Master
Servicer ( the "Servicer" ), pursuant to a Sale and Servicing Agreement dated as of October 15, 2003
(the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2003-HC2, the
Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale
And Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on August 22, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Sale and
Servicing Agreement through the Collection Period
preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 15th day of
August, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer